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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 2, 2007

                              INNOTRAC CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

                000-23741                              58-1592285
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        (Commission File Number)            (IRS Employer Identification No.)

            6655 Sugarloaf Parkway
                Duluth, Georgia                          30097
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     (Address of Principal Executive Offices)         (Zip Code)

                                 (678) 584-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 2, 2007, Innotrac Corporation ("Innotrac") issued a press release to announce its preliminary, unaudited financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1.

         The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

      Exhibit No.   Description
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         99.1       Innotrac Corporation press release dated April 2, 2007,
                    announcing Innotrac's preliminary, unaudited financial results for the fourth quarter and fiscal year ended
                    December 31, 2006 (furnished pursuant to Item 2.02 of this
                    Form 8-K).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   INNOTRAC CORPORATION


                                                   By: /s/ Scott D. Dorfman
                                                       -------------------------
                                                       Scott D. Dorfman
                                                       Chairman, President and
                                                       Chief Executive Officer

Date: April 2, 2007